Exhibit 10.50

CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Execution version

FIRST AMENDMENT TO JOINT MANUFACTURING AGREEMENT

This Amendment to Joint Manufacturing Agreement is executed on August 6, 2010, by the following parties (all of them, collectively, the “Parties” and individually, a “Party”):

(1)        AMYRIS BRASIL S.A., a company incorporated and existing under the laws of Brazil, with head offices in the city of Campinas, State of São Paulo, at Rua James Clerk Maxwell, nº 315, Techno Park, CEP 13069-380, registered with the CNPJ/MF under nº 09.379.224/0001-20, herein represented by its undersigned representatives (“Amyris”);

(2)        BIOMIN NUTRIÇÃO ANIMAL DO BRASIL LTDA., a company incorporated and existing under the laws of Brazil, with head offices in the city of Piracicaba, State of São Paulo, at Estrada Prof. Messias Jose Baptista, 2700, registered with the CNPJ/MF under nº 07.738.662/0001-02, herein represented by its undersigned representatives (“BDB”).

RECITALS

(A)       WHEREAS the Parties entered into a Joint Manufacturing Agreement dated June 24, 2010 (the “Agreement”) with the scope of establishing the terms and conditions for the joint manufacturing of farnesene by BDB and Amyris at BDB’s plant;

(B)        WHEREAS,  pursuant to Section 1.2 and other related provisions of the Agreement, Amyris would acquire certain equipment necessary for the joint manufacturing it was the intention of the Parties that BDB had the option to acquire such equipment after a period of two years following the date on which the production of farnesene at BDB’s plant has effectively started (“warm commissioning”), and not after the Agreement’s effective date, as it was originally stated;

The Parties hereby agree by mutual and common consent to amend the Agreement as follows:

1.          Amendment to Section 15

1.1        The Parties agree to amend Section 15 of the Agreement, which shall, from now on, read as follows:

15	Purchase Option

Execution version

15.1        As more specifically set forth in the Free Lease Agreement, after a period of two (2) years as of the date on which the Equipment is certified to begin commercial production (“warm commissioning”as approved / accepted by the technical - and management committee board) at the Plant, BDB shall have the option to purchase the Equipment for a price equal to the total Project Capex less taxes less depreciation accrued in accordance with applicable fiscal law. The Project Capex account shall be submitted to BDB promptly after completion of installation of the Equipment and is subject to referendum by the Management Committee.

15.2        If BDB does not exercise the option referred to in Section 15.1 after a period of two (2) years as of the date on which the Equipment is certified to begin commercial production (“warm commissioning” as approved / accepted by the technical - and management committee board) at the Plant, in the third year after the farnesene production has started, BDB shall have a final option to purchase the Equipment for the price defined in Section 15.1.

15.3        The Parties hereby agree that the Purchase Option provided for in this Section 15 and in the Free Lease Agreement shall comprehend the whole of the Equipment and, hence, the total Project Capex. [*].

2.	Ratification

All provisions of the Agreement that have not been expressly amended or modified by this Amendment shall remain in full force and effect, pursuant to the terms thereof. The defined expressions above mentioned shall have the meaning given in the Agreement.

IN WITNESS WHEREOF, this Amendment is executed in 2 (two) counterparts of the same form and content, in the City of Campinas, State of São Paulo, Brazil, on August 6, 2010.

(Signature page below)

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution version

(Signature page of the First Amendment to the Joint Manufacturing Agreement, dated August 6, 2010)

PARTIES:

/s/ Illegible
AMYRIS BRASIL S.A.

/s/ Illegible
BIOMIN DO BRASIL NUTRIÇÃO ANIMAL LTDA.

WITNESSES:

1.	/s/ Illegible	2.	/s/ Illegible
Name:		Name: RG: CPF/MF:
RG:
CPF/MF:

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